UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 5, 2013

Arch Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178883	46-0524102
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Pembroke House, 28-32 Pembroke St Upper, Dublin 2, Ireland
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:	353-871536401

Almah, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Almah, Inc.’s (the “Company”) receipt of approval from the Financial Industry Regulatory Authority (“FINRA”), effective June 5, 2013, the Company amended its Articles of Incorporation to change its name from “Almah, Inc.” to “Arch Therapeutics, Inc.” (the “Name Change”).

The full text of the Certificate of Amendment to Articles of Incorporation giving effect to the Name Change is included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol, “ARTH”. This new symbol took effect at the open of business on June 5, 2013.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: June 5, 2013	/s/ Terrence W. Norchi, M.D.
Terrence W. Norchi, M.D.
President, Chief Executive Officer and
Interim Chief Financial Officer